Trade Receivable, Net	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Trade Receivable, Net

Note 7. Trade Receivable, Net

	2018		2017
Trade receivables	Ps.	11,726	Ps.	13,131
The Coca-Cola Company (related party) (Note 14)		1,173		2,054
Loans to employees		77		96
FEMSA and subsidiaries (related parties) (Note 14)		783		402
Other related parties (Note 14)		575		317
Shareholders Vonpar (Note 14)(1)		—		1,219
Other		1,108		825
Allowance for expected credit losses		(595)		(468)

	Ps. 14,847		Ps. 17,576

(1)	Balance compensated vs promissory note according to Share Purchase Agreement.

7.1 Trade receivables

Trade receivable representing rights arising from sales and loans to employees or any other similar concept, are presented net of discounts and the allowance for expected credit losses.

Coca-Cola FEMSA has accounts receivable from The Coca-Cola Company primarily arising from the latter’s participation in advertising and promotional programs.

During 2017, the Company took advantage of a Brazilian tax amnesty program. The settlement of certain outstanding matters under that amnesty program generated a benefit of Ps. 1,874 such benefit has been offset against the corresponding indemnifiable assets.

Because less than the 2.2% of the trade receivables is unrecoverable, the Company does not have any customers classified as “high risk” which would be eligible to have special management conditions for the credit risk. As of December 31, 2018, the Company does not have a representative group of customers directly related to the expected loss.

The allowance for credit losses is calculated with an expected losses model that recognizes the impairment losses through all the contract life. For this particular event, because generally are short-term accounts receivable, the company defined a model with a simplified expected loses focus thorough a parametric model. The parameters used in the model are:

•	Breach probability;

•	Losses severity;

•	Financing rate;

•	Special recovery rate; and

•	Breach exposure.

The carrying value of accounts receivable approximates its fair value as of December 31, 2018 and 2017.

Aging for trade receivables past due but not impaired	2018	2017
0 days	Ps. 12,578	Ps. 15,314
1-30 days	1,045	1,550
31-60 days	193	129
61-90 days	310	45
91-120 days	17	23
121 + days	704	515

Total	Ps. 14,847	Ps. 17,576

7.2 Changes in the allowance for expected credit losses

	2018		2017		2016
Balance at the beginning of the year	Ps.	468	Ps.	451	Ps.	283
Effect of adoption of IFRS 9		87		—		—
Allowance for the year		153		40		6
Charges and write-offs of uncollectible accounts		23		(62)		(3)
Added in business combinations		1		86		94
Effects of changes in foreign exchange rates		(55)		(45)		71
Effect of Venezuela (See Note 3.3)		—		(2)		—
Effect of Philippines (Note 5)		(82)		—		—

Balance at the end of the year	Ps.	595	Ps.	468	Ps.	451

In determining the recoverability of trade receivables, the Company considers any change in the credit quality of the trade receivable from the date credit was initially granted up to the end of the reporting period.

7.3 Payments from The Coca-Cola Company:

The Coca-Cola Company participates in certain advertising and promotional programs as well as in the Company’s refrigeration equipment and returnable bottles investment program. Contributions received by the Company for advertising and promotional incentives are recognized as a reduction in selling expenses and contributions received for the refrigeration equipment and returnable bottles investment program are recorded as a reduction in the carrying amount of refrigeration equipment and returnable bottles items. For the years ended December 31, 2018, 2017 and 2016 contributions due were Ps. 3,542, Ps. 4,023 and Ps. 4,518, respectively.